UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 21, 2005

                         First Defiance Financial Corp.
                         ------------------------------
             (Exact name of registrant as specified in its charter)



              Ohio                        0-26850                 34-1803915
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(State or other jurisdiction of        (Commission            (IRS Employer
         incorporation)                File Number)          Identification No.)




                    601 Clinton Street, Defiance, Ohio 43512
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (419) 782-5015
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        --------------------------------------------------------------
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange Act (17-CFR 240.13e-4(c))





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Section 2 - Financial Information

Item 2.01. Completion of Acquisition or Disposition of Assets.
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     First Defiance Financial Corp., an Ohio corporation, ("First Defiance"), completed the acquisition of ComBanc, Inc., a Delaware corporation ("ComBanc"), on January 21, 2005 pursuant to the terms and conditions of the Agreement and Plan of Merger dated August 4, 2004 (the "Agreement"), by and among First Defiance, First Federal Bank of the Midwest, a federal savings bank ("First Federal"), ComBanc, and The Commercial Bank, an Ohio bank ("Commercial Bank"). The acquisition was completed through a two-step process. First, ComBanc merged with and into First Defiance, immediately followed by the merger of Commercial Bank with and into First Federal. As a result of these mergers, First Defiance acquired all of the equipment and other physical property of ComBanc and Commercial Bank, all of which was used in Commercial Bank's banking business. First Defiance intends to use the assets acquired in the manner utilized by ComBanc and Commercial Bank prior to the acquisition. The following is a summary of some of the material terms and conditions of the Agreement.

     In accordance with the terms and subject to the conditions of the Agreement, each of the outstanding shares of ComBanc (other than shares held by ComBanc (including treasury shares) or First Defiance) were canceled and extinguished on January 21, 2005 in exchange for the right to receive, at the election of each ComBanc shareholder: (a) $17.20 in cash, (b) 0.65266 shares of common stock of First Defiance, or (c) a 50% cash and 50% First Defiance stock (the "Merger Consideration"). Elections made by ComBanc shareholders will be pro rated so that 50% of the ComBanc shares that were outstanding immediately prior to the merger are exchanged for cash. On January 21, 2005, there were approximately 2,211,014 shares of ComBanc issued and outstanding. First Defiance is using existing cash to fund the cash portion of the Merger Consideration.


Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.
--------- ----------------------------------

     (a) Financial statements of business acquired. The financial statements of the business acquired are not being filed with this Report. Such financial statements, if required, will be filed within 60 days after the date this Report is filed with the Securities and Exchange Commission (the "SEC").










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     (b)  Pro forma financial information.

          The pro forma financial information is not being filed with this Report. Such financial statements, if required, will be filed within 60 days after the date this Report is filed with the SEC.


     (c)  Exhibits.


Exhibit
 Number                   Description
 ------                   -----------


   2                 Agreement and Plan of       Incorporated by reference
                     Merger, dated August 4,     to the Form S-4
                     2004, by and among First    Registration Statement
                     Defiance, First Federal,    filed by First Defiance
                     ComBanc and Commercial      with the SEC on October
                     Bank.                       19, 2004, Exhibit 2.

   99               Press Release of First       Included herewith.
                    Defiance dated January
                    21, 2005.






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                                   SIGNATURES
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                          FIRST DEFIANCE FINANCIAL CORP.



                          By:  /s/John C. Wahl
                              --------------------------------------------------
                              John C. Wahl
                              Executive Vice President/ Chief Financial Officer


Date:  January 27, 2005







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